EXHIBIT 10.5

                                AMENDMENT NO. 1
                                       TO
                               PURCHASE AGREEMENT

     THIS Amendment No. 1 to Purchase Agreement, by and between Mississippi Chemical Corporation ("MCC") and Air Products and Chemicals, Inc.
("Air Products"), is entered into as of the 31st day of May, 1995.

                                  WITNESSETH:

     WHEREAS, MCC and Air Products are parties to a Purchase Agreement ("Agreement") dated September 15, 1994, which became effective October 1, 1994; and

     WHEREAS, MCC and Air Products wish to modify certain provisions of that Agreement.

     NOW, THEREFORE, intending to be legally bound thereby, the parties agree as hereafter set forth.

          Paragraph 8.4 is hereby amended by deleting the paragraph in its entirety and inserting the following paragraph in its stead:

               In the event that Air Products is unable to meet the specifications set forth in Exhibit F following installation of the technology described in Exhibit E, Air Products shall have the right to install additional equipment or make such other modifications as are necessary to meet such specifications by December 31, 1995. In the event that Air Products elects not to make such installations or modifications as are necessary to meet the specifications, then MCC at its sole and exclusive option may modify the specifications or terminate this Agreement effective March 31, 1996.

     Except as amended hereby, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Purchase Agreement as of the date and year first written above, this Amendment to be effective as of May 31, 1995.

                              MISSISSIPPI CHEMICAL CORPORATION

                              By:  /s/ Charles O. Dunn
                                   President

                              AIR PRODUCTS AND CHEMICALS, INC.

                              By:  /s/ V. A. Bonanni
                                   Vice President and General Manager